SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 31, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of April 24, 1997, which together formed the Corporate Bond-Backed Certificates Trust, Series 1997-USW-1, which issued Corporate Bond Backed Certificates, Series 1997-USW-1)


                             LEHMAN ABS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                       1-11661                  13-3447441
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                   Number)             Identification No.)



      Three World Financial Center
            200 Vesey Street
           New York, New York                                       10285
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 526-5594
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

On August 31, 1997 and February 28, 1998, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1997-USW-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 99.1 and 99.2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed as part of this report:

    99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending August 31, 1997.

    99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 28, 1998.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 1998



                                                        THE BANK OF NEW YORK
                                                         AS TRUSTEE, FOR
                                                         CORPORATE BOND-BACKED
                                                         CERTIFICATES TRUST,
                                                         SERIES 1997-USW-1



                                                         By: /s/ ENRICO D. REYES
                                                             -------------------
                                                             ENRICO D. REYES
                                                             VICE PRESIDENT

                      EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending August 31, 1997.

99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 28, 1998.